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                                                                   Exhibit 10.26



Exhibit 10.26 Side Letter Agreement dated August 15, 2003



                                   AESP, INC.
                             1810 N.E. 144th Street
                           North Miami, Florida 33181

                                 August 15, 2003

VIA HAND DELIVERY
-----------------

CommerceBank, N.A.
220 Alhambra Circle
Coral Gables, FL  33146
Attention:  Alan L. Hills, Vice President

         Re:      Fifth Amendment to Loan Agreement

Dear Alan:

This letter will confirm the mutual agreement and understanding of AESP, Inc. ("AESP") and CommerceBank, N.A. ("CommerceBank") regarding the Fifth Amendment to Loan Agreement, dated as of the 15th day of August, 2003 ("Loan Agreement") and entered into between AESP and CommerceBank and that certain $1,900,000 Renewal Promissory Note, dated as of August 15, 2003 ("Note") that AESP has delivered to CommerceBank. It is agreed by the parties that, even though the Loan Agreement and the Note, and all related documents delivered by the parties in connection with such Loan Agreement and Note, are dated "as of August 15, 2003" or "August 15, 2003," it is the intention of the parties that the Fifth Amendment and the Note, and all related documents, shall be effective as of July 22, 2003.

Please confirm your understanding as to the agreements and understandings set forth herein by signing where indicated in the space below.

                                       Very truly yours,

                                       AESP, INC.

                                       By: /s/ Roman Briskin
                                           -------------------------------------
                                           Roman Briskin, Vice President


AGREED AND ACKNOWLEDGED this 15th day of August, 2003

COMMERCEBANK, N.A.

By: /s/ Alan L. Hills
   -------------------------------
     Alan L. Hills, Vice President